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                             PLEDGE AND ASSIGNMENT

     THIS PLEDGE AND ASSIGNMENT (the "Pledge and Assignment") dated as of October 1, 1999 from the COUNTY OF MONROE INDUSTRIAL DEVELOPMENT AGENCY, a public benefit corporation of the State of New York having an office for the transaction of business located at 8100 City Place, 50 West Main Street, Rochester, New York 14614 (the "Issuer"), to UNITED STATES TRUST COMPANY OF NEW YORK, a corporation with trust powers duly organized and existing under the laws of the State of New York having its principal at 114 West 47th Street, New York, New York 10036, as trustee (the "Trustee") for the holders of the Issuer's Industrial Development Revenue Bonds (The Children's Beverage Group, Inc. Project), Series 1999 in the aggregate principal amount of $7,420,000 (the "Bond" or "Bonds") issued pursuant to a Bond Placement Agreement dated October 7, 1999 (the "Bond Placement Agreement") by and between the Issuer and Roosevelt & Cross, Incorporated (the "Placement Agent") and an indenture of trust dated as of October 1, 1999 (the "Indenture") by and between the Issuer and the Trustee.

     All capitalized terms used herein, unless otherwise defined, shall have the meanings ascribed to such terms in Schedule A of the Indenture, which Schedule A is hereby incorporated by reference in this Pledge and Assignment and made a part hereof.

     For value received, the receipt of which is hereby acknowledged, the Issuer hereby pledges, assigns, transfers and sets over to the Trustee, and hereby grants the Trustee a lien on and a security interest in, any and all moneys due or to become due and the other rights and remedies of the Issuer under or arising out of an Installment Sale Agreement dated as of October 1, 1999 (the "Installment Sale Agreement") by and between the Issuer and the Company (except for the "Unassigned Rights", as defined therein, and moneys payable pursuant to the Unassigned Rights), which Installment Sale Agreement is intended to be recorded immediately prior to the recordation hereof; provided, however, that the assignment made hereby shall not permit the amendment of the Installment Sale Agreement without the prior written consent of the Issuer.

     The Trustee shall have no obligation, duty or liability under the Installment Sale Agreement, except as specifically set forth therein and accepted pursuant to the Acceptance herewith, nor shall the Trustee be required or obligated in any manner to fulfill or perform any obligation, covenant, term or condition of the Issuer thereunder or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times.

     The Issuer hereby irrevocably constitutes and appoints the Trustee its true and lawful attorney, with power of substitution for the Issuer and in the name of the Issuer or in the name of the Trustee or otherwise, for the use and benefit of the Trustee to ask, demand, require, receive, collect compound and give discharged and releases of all claims for any and all moneys due or to

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become due under or arising out of the Installment Sale Agreement (except for claims relating to moneys due or to become due with respect to the Unassigned Rights) and to endorse any checks in connection therewith, and, if any Event of Default specified in the Indenture shall occur, (a) to settle, compromise, compound and adjust any such claims (except for claims arising pursuant to the Unassigned Rights); (b) to exercise and enforce any and all claims, rights, powers and remedies of the Issuer under or arising out of the Installment Sale Agreement (except for rights of the Issuer and moneys payable pursuant to the Unassigned Rights); (c) to file, commence and prosecute any suits, actions and proceedings at law or in equity in any court of competent jurisdiction to collect any such sums assigned to the Trustee hereunder and to enforce any rights in respect thereto and all other claims, rights, powers and remedies of the Issuer under or arising out of the Installment Sale Agreement (except for rights of the Issuer and moneys payable pursuant to the Unassigned Rights), and
(d) generally to sell, assign, transfer, pledge, make any agreement with respect to and otherwise deal with any of such claims, rights, powers and remedies as fully and completely as though the Trustee were the absolute owner thereof for all purposes, and at such times and in such manner as may seem to the Trustee to be necessary or advisable in its absolute discretion.

     The Issuer further agrees that at any time and from time to time, upon the written request of the Trustee, and at the sole cost and expense of the Company, the Issuer will promptly and duly execute and deliver any and all such further instruments and documents as the Trustee may deem desirable in order to obtain the full benefits of this Pledge and Assignment and all rights and powers herein granted.

     The Issuer hereby ratifies and confirms the Installment Sale Agreement and does hereby warrant and represent (a) that the Installment Sale Agreement is in full force and effect, (b) that the Issuer is not in default under the Installment Sale Agreement, and (c) that the Issuer has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Pledge and Assignment shall remain in effect, the whole or any part of the moneys, rights or remedies hereby assigned to any one other than the Trustee.

     All moneys due and to become due to the Trustee under or pursuant to the Installment Sale Agreement shall be paid directly to the Trustee at 114 West 47th Street, New York, New York 10036, Attention: Corporate Trust Department or at such other address as the Trustee may designate to the Company in writing from time to time.

     If the Issuer shall pay or cause to be paid, or there shall be paid to the Trustee or its successors and assigns as the trustee for the holder of the Bonds or any part thereof, the principal of, premium, if any, and interest on the Bonds and all other sums due or to become due pursuant to the Indenture and this Pledge and Assignment, then this Pledge and Assignment and the estate and rights created hereby shall cease, terminate and be void, and thereupon the Trustee shall cancel and discharge the lien of this Pledge and Assignment and execute and deliver to the Issuer, and record, if necessary, such instruments in writing as shall be requisite to release the lien hereof, and shall reconvey, release, assign and deliver unto the Issuer the estate, right, title

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and interest in and to any and all property conveyed, sold, transferred, assigned or pledged to the Trustee, or otherwise subject to the lien of this Pledge and Assignment.

     The Pledge and Assignment shall be binding upon the Issuer and its successors and assigns and shall inure to the benefit of the Trustee and its successors and assigns as trustee for the holders of the Bonds or any part thereof.

     All covenant, stipulations, promises, agreements and obligations of the Issuer contained in this Pledge and Assignment, the Indenture, the Bonds, the Installment Sale Agreement, the Mortgage and the other documents and instruments connected herewith or therewith, and in any documents supplemental thereto (collectively, the "Financing Documents") shall be deemed to be the covenants, stipulations, promises, agreements and obligations of the Issuer and not of any member, officer, agent (other than the Company), servant or employee of the Issuer in his individual capacity, and no recourse under or upon any covenant, stipulation, promise, agreement or obligation in the Financing Documents contained or otherwise based upon or in respect of the Financing Documents, or for any claim based thereon or otherwise in respect thereof, shall be had against any past, present or future member, director, officer, agent (other than the Company), servant or employee, as such, of the Issuer or of any successor public benefit corporation or political subdivision or any person executing the Financing Documents on behalf of the Issuer, either directly or through the Issuer or any successor public benefit corporation or political subdivision or any person executing the Financing Documents on behalf of the Issuer, it being expressly understood that the Financing Documents are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, any such member, director, officer, agent (other than the Company), servant, or employee of the Issuer or of any successor public benefit corporation or political subdivision or any person executing the Finance Documents on behalf of the Issuer because of the creation of the indebtedness thereby authorized, or under or by reason of the covenants, stipulations, promises, agreements or obligations contained in the Financing Documents or implied therefrom; and that any and all such personal liability of, and any and all such rights and claims against, every such matter, director, officer, agent (other than the Company), servant or employee because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Financing Documents or implied therefrom, are, to the extent permitted by law, expressly waived and released as a condition of, and as a consideration for, the execution of the Financing Documents and the issuance of the Bonds.

     The obligations and agreements of the Issuer contained herein shall not constitute or give rise to an obligation of the State of New York or the County of Monroe, New York, and neither the State of New York nor the County of Monroe, New York shall be liable thereon, and further such obligations and agreements shall not constitute or give rise to a general obligation of the Issuer, but rather shall constitute limited obligations of the Issuer payable solely from the revenues of the Issuer derived and to be derived from the lease, sale or other disposition of the Project Facility (except for revenues derived by the Issuer with respect to the "Unassigned Rights", as defined in the Installment Sale Agreement).

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     Notwithstanding any provision of this Pledge and Assignment to the contrary, the Issuer shall not be obligated to take any action pursuant to any provision hereof unless (a) the Issuer shall have been requested to do so in writing by the Company or the Trustee, and (b) if compliance with such request is reasonably expected to result in the incurrence by the Issuer (or any member, director, officer, agent (other than the Company), servant or employee of the Issuer) in any liability, fees, expenses or other costs, the Issuer shall have received from the Company security or indemnity satisfactory to the Issuer for protection against all such liability, however, remote, and for the reimbursement of all such fees, expenses and other costs.

(End of Document)

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                                  ACCEPTANCE

     United States Trust Company of New York (the "Trustee") hereby accepts the foregoing Pledge and Assignment and agrees to fulfill all the duties and obligations imposed on the Trustee under said Pledge and Assignment and the provisions of the Installment Sale Agreement dated as of October 1, 1999 by and between the County of Monroe Industrial Development Agency and The Children's Beverage Group, Inc.

     IN WITNESS WHEREOF, the Trustee has duly executed this Acceptance as of October 1, 1999.

                                        UNITED STATES TRUST COMPANY OF NEW YORK
                                        as Trustee

                                        By:  /s/ H. William Weber
                                             -----------------------------------
                                             H. William Weber, Vice President

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